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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Telescan, Inc.'s previously filed Registration Statement on Form S-8 (Registration No. 333-50380) dated November 21, 2000.



ARTHUR ANDERSEN LLP

Houston, Texas
March 29, 2001